EXHIBIT 99.1


SYNOVICS
Pharmaceuticals, Inc.


COMPANY CONTACT:                                INVESTOR CONTACTS:
Synovics Pharmaceuticals, Inc.                  Lippert/Heilshorn & Associates
Ronald Howard Lane, Ph.D.                       Don Markley or Brandi Floberg
Chairman and CEO                                dmarkley@lhai.com
(602) 508-0112                                  (310) 691-7100
www.synovics.com


                 SYNOVICS PHARMACEUTICALS RECEIVES FDA APPROVAL
                        FOR GENERIC VERSION OF METFORMIN

PHOENIX - (JULY 31, 2006) - SYNOVICS PHARMACEUTICALS, INC. (OTCBB: SYVC), a specialty pharmaceutical company with proprietary technologies for the development of oral controlled-release (OCR) generic and branded oral drugs, today announced the U.S. Food and Drug Administration (FDA) has approved the Company's Abbreviated New Drug Application (ANDA) for a generic version of metformin Extended Release (XR) Tablets 500mg. Bristol-Myers Squibb Company markets the therapeutically equivalent listed drug, Glucophage(R) XR Extended-Release Tablets 500mg.

Metformin is a member of the biguanide drug class, which represents the current standard of care for type 2 diabetes management. The U.S. market for extended release metformin is estimated to be more than $150 million annually. Synovics plans to launch a direct sales program for its generic metformin XR Tablets 500mg in the first quarter of calendar 2007.

"This is a very significant milestone for our Company as it signifies our first OCR generic drug approval and proves our ability to successfully move drugs through the regulatory process," said Ronald H. Lane, Ph.D., Synovics Chairman and Chief Executive Officer. "We also plan to seek approval of a generic OCR 750mg dose of metformin, as well as develop a generic immediate release formulation that addresses a market opportunity in excess of $1 billion. We continue to pursue our business strategy of developing difficult to formulate, generic and branded oral controlled release drugs as these represent large market opportunities with limited competition."

"The approval of our first generic drug is an affirmation of the utility of our patented technology. Additionally, our generic metformin formulation allows for efficient manufacturing with potential cost advantages over the competition," said Nirmal Mulye, Ph.D., Synovics Chief Scientific Officer. "As previously announced, we have already initiated U.S. development of three ORC generic drugs, and we will continued to actively pursue development of our pipeline, which includes 10 generic and 10 505(b)(2) branded drugs."

Metformin generic XR formulations are currently sold in the U.S., and the Company does not expect legal challenges to its product launch.

ABOUT SYNOVICS

Synovics is a specialty pharmaceutical company engaged in the development and commercialization of oral controlled-release generic drugs and improved formulations of previously approved drugs. The Company has licensed exclusive and worldwide rights to employ certain proprietary oral controlled-release drug formulation technologies. Synovics is undertaking the initiation of U.S. development and commercializing its extensive pipeline of difficult to formulate generic and branded drugs. Synovics intends to file Abbreviated New Drug Applications (ANDAs) with the FDA for its oral controlled-release generic drugs. Total U.S. sales for the branded drugs targeted with the Company's generic pipeline are approximately $8 billion. The Company believes it has numerous "first to file" or only to file opportunities for ANDAs, which could be awarded periods of marketing exclusivity. Additionally, the Company intends to develop its portfolio of oral controlled-release branded drugs and file a series of 505(b)(2) New Drug Applications with the FDA. 505(b)(2) drug applications are for pharmaceutical products based on new or improved uses of existing drugs.

"SAFE HARBOR" STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: EXCEPT FOR THE HISTORICAL INFORMATION CONTAINED HEREIN, THE STATEMENTS MADE IN THIS PRESS RELEASE CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS CAN BE IDENTIFIED BY THEIR USE OF WORDS SUCH AS "EXPECTS," "PLANS," "PROJECTS," "WILL," "MAY," "ANTICIPATES," "BELIEVES," "SHOULD," "INTENDS," "ESTIMATES" AND OTHER WORDS OF SIMILAR MEANING. BECAUSE SUCH STATEMENTS INHERENTLY INVOLVE RISKS AND UNCERTAINTIES THAT CANNOT BE PREDICTED OR QUANTIFIED, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS DEPENDING UPON A NUMBER OF FACTORS AFFECTING THE COMPANY'S BUSINESS. THESE FACTORS INCLUDE, AMONG OTHERS: THE DIFFICULTY IN PREDICTING THE TIMING AND OUTCOME OF PRODUCT DEVELOPMENT INCLUDING BIOSTUDIES DEMONSTRATING BIOEQUIVALENCY, OUTCOME OF ANY POTENTIAL LEGAL PROCEEDINGS, INCLUDING
PATENT-RELATED MATTERS SUCH AS PATENT CHALLENGE SETTLEMENTS AND PATENT INFRINGEMENT CASES; THE OUTCOME OF LITIGATION ARISING FROM CHALLENGING THE VALIDITY OR NON-INFRINGEMENT OF PATENTS COVERING OUR PRODUCTS; THE DIFFICULTY OF PREDICTING THE TIMING OF FDA APPROVALS; COURT AND FDA DECISIONS ON EXCLUSIVITY PERIODS; THE ABILITY OF COMPETITORS TO EXTEND EXCLUSIVITY PERIODS FOR THEIR PRODUCTS; OUR ABILITY TO COMPLETE PRODUCT DEVELOPMENT ACTIVITIES IN THE TIMEFRAMES AND FOR THE COSTS WE EXPECT; MARKET AND CUSTOMER ACCEPTANCE AND DEMAND FOR OUR PRODUCTS; OUR POSSIBLE DEPENDENCE ON REVENUES FROM SIGNIFICANT CUSTOMERS; THE USE OF ESTIMATES IN THE PREPARATION OF OUR FINANCIAL STATEMENTS; THE POTENTIAL FOR COMPETITORS TO FILE ANDAS PRIOR TO ANY FILING BY THE COMPANY PERTAINING TO THE SAME TARGET BRAND; THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING ON PRODUCTS, INCLUDING THE LAUNCH OF AUTHORIZED GENERICS; THE ABILITY TO LAUNCH NEW PRODUCTS IN THE TIMEFRAMES WE EXPECT; THE AVAILABILITY OF RAW MATERIALS; THE AVAILABILITY OF ANY PRODUCT WE PURCHASE; THE REGULATORY ENVIRONMENT; OUR EXPOSURE TO PRODUCT LIABILITY AND OTHER LAWSUITS AND CONTINGENCIES; THE INCREASING COST OF INSURANCE AND THE AVAILABILITY OF PRODUCT LIABILITY INSURANCE COVERAGE; OUR TIMELY AND SUCCESSFUL COMPLETION OF STRATEGIC INITIATIVES, INCLUDING INTEGRATING COMPANIES AND PRODUCTS WE MAY ACQUIRE AND IMPLEMENTING OUR NEW ENTERPRISE RESOURCE PLANNING SYSTEM; FLUCTUATIONS IN OPERATING RESULTS, INCLUDING THE EFFECTS ON SUCH RESULTS FROM SPENDING FOR RESEARCH AND DEVELOPMENT, SALES AND MARKETING ACTIVITIES AND PATENT CHALLENGE ACTIVITIES; THE INHERENT UNCERTAINTY ASSOCIATED WITH FINANCIAL PROJECTIONS; CHANGES IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, FLUCTUATIONS IN OPERATING RESULTS; CAPITAL ADEQUACY; STATEMENTS OF FUTURE PLANS RELATING TO THE COMPANY'S CAPITAL NEEDS, PRODUCT DEVELOPMENT AND FILINGS WITH THE FDA, BUSINESS AND GROWTH STRATEGIES; STATEMENTS SPECIFICALLY CONCERNING THE SUCCESSFUL CLOSING OF ACQUISITIONS, AND SATISFYING CLOSING CONDITIONS OF ANY FUTURE FINANCIAL TRANSACTIONS INCLUDING DEBT OR EQUITY REQUIREMENTS, REGULATORY REQUIREMENTS; AND MEETING CONDITIONS SET BY POTENTIAL INVESTORS, RELIANCE ON KEY STRATEGIC ALLIANCES, CAPITAL MARKETS, AND IN GENERAL RISKS RELATED TO THE REGULATORY ENVIRONMENT AND GOVERNMENT APPROVAL PROCESSES, AND ANY OTHER RISKS DETAILED FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESS RELEASE SPEAK ONLY AS OF THE DATE THE STATEMENT WAS MADE. THE COMPANY UNDERTAKES NO OBLIGATION (NOR DOES IT INTEND) TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT TO THE EXTENT REQUIRED UNDER APPLICABLE LAW.

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